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                                                                   EXHIBIT 10.03




                            FOURTH AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          DIRECTORS' STOCK OPTION PLAN

         Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on September 4, 2002 and subject to shareholder approval at the Annual Meeting of Shareholders on November 25, 2002, the Comshare, Incorporated Directors' Stock Option Plan (the "Plan") is hereby amended as set forth below.

         1. Effective November 25, 2002, the first sentence in Section 1.4 of the Plan ("Stock") is amended and restated in its entirety to read as follows:

            The total number of shares of Common Stock available for grants under the Plan shall not, in the aggregate, exceed 300,000 shares of Common Stock, as adjusted from time to time in accordance with
            Article IV.

         THIS FOURTH AMENDMENT to the Comshare, Incorporated Directors' Stock Option Plan is executed on this 18th day of October, 2002.


                                             COMSHARE, INCORPORATED


                                             By: /s/ Brian J. Jarzynski
                                                 -------------------------------
                                                 Brian J. Jarzynski
                                                 Senior Vice President and
                                                    Chief Financial Officer